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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2002


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


         DELAWARE                                               76-0343152
(State or Other Jurisdiction           001-7427               (I.R.S. Employer
    of Incorporation)            (Commission File No.)       Identification No.)


                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On July 30, 2002, Veritas DGC Inc. ("Veritas") announced that its Board of Directors had withdrawn its approval and recommendation supporting the previously announced business combination with Petroleum Geo-Services ASA ("PGS"). On July 31, 2002, Veritas announced that the Agreement and Plan of Merger and Exchange Agreement with PGS had been formally terminated. A copy of the press release announcing the Board's action is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference. A copy of the press release announcing the termination of the agreement is filed as Exhibit 99.2 hereto and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press release of Veritas DGC Inc., dated July 30, 2002.
99.2               Press release of Veritas DGC Inc., dated July 31, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               VERITAS DGC INC.
                               (Registrant)


                                       /s/ MATTHEW D. FITZGERALD
                               -------------------------------------------------
                                           Matthew D. Fitzgerald
                               Executive Vice President, Chief Financial Officer
                                                 and Treasurer




Date:  July 31, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press release of Veritas DGC Inc., dated July 30, 2002.
99.2               Press release of Veritas DGC Inc., dated July 31, 2002.